EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ ALAN L. BOECKMANN
Alan L. Boeckmann

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ CARROLL A. CAMPBELL, JR.
Carroll A. Campbell, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ PETER J. FLUOR
Peter J. Fluor

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ DAVID P. GARDNER
David P. Gardner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ THOMAS L. GOSSAGE
Thomas L. Gossage

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ JAMES T. HACKETT

James T. Hackett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ BOBBY R. INMAN
Bobby R. Inman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, for her and in her name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 20th day of March, 2002.

/s/ VILMA S. MARTINEZ
Vilma S. Martinez

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ DEAN R. O’HARE
Dean R. O’Hare

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ VICTOR L. PRECHTL

Victor L. Prechtl

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ ROBIN W. RENWICK, KCMG
Robin W. Renwick, KCMG

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ JAMES O. ROLLANS
James O. Rollans

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, for her and in her name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 20th day of March, 2002.

/s/ MARTHA R. SEGER
Martha R. Seger

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation (“Fluor”), does hereby constitute and appoint L. N. FISHER, E. P. HELM, D. E. MILLER and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended December 31, 2001 and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 20th day of March, 2002.

/s/ D. MICHAEL STEUERT

D. Michael Steuert